SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.___)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         Telesource International, Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   Fee not required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (4)   Date Filed:

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                                       1

                               [LOGO] Telesource

                         TELESOURCE INTERNATIONAL, INC.

                             Telesource Intl., Inc.
                               860 Parkview Blvd.
                             Lombard, Illinois 60148

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 16, 2003

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TELESOURCE INTERNATIONAL, INCORPORATED, a Delaware corporation (the "Company"), will be held on Monday June 16, 2003 at 9:00 a.m. local time, at 860 Parkview Blvd., Lombard, Illinois 60148 for the following purposes:

      1. To elect the board of directors of the Company for the ensuing one-year term;

      2. To ratify the appointment of KPMG, LLP as the independent accountants of the Company for the fiscal year ending December 31, 2003; and

      3. To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on May 16, 2003 are entitled to notice of, and to vote at, this meeting and any continuations or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company's offices located at 860 Parkview Boulevard, Lombard, Illinois.

      Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed Proxy Card so that as many shares as possible may be represented at the meeting.

      The vote of every stockholder is important, and your cooperation in promptly returning your executed Proxy Card will be appreciated. Each Proxy Card is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                            By Order of the Board of Directors,


                                            /s/ Jeffery P. Karandjeff

                                            Jeffery P. Karandjeff
                                            General Counsel and Secretary
Lombard, Illinois
May 28, 2003

                         TELESOURCE INTERNATIONAL, INC.

                             Telesource Intl., Inc.
                               860 Parkview Blvd.
                             Lombard, Illinois 60148

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

                       2003 ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TELESOURCE INTERNATIONAL, INC., a Delaware corporation (hereinafter called the "Company"), of Proxies for use at the Annual Meeting of Stockholders to be held on June 16, 2003, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy Card are first being sent to stockholders on approximately May 28, 2003.

                             SOLICITATION OF PROXIES

      The cost of the solicitation of Proxies will be borne by the Company. In addition to soliciting stockholders by mail through its employees, the Company may request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the name of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit Proxies personally or by telephone, without additional compensation.

                                  VOTING RIGHTS

      All shares represented by valid Proxy Cards received prior to the meeting will be voted and, where a stockholder specifies by means of the Proxy Card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no instructions are given on the executed Proxy Card, the Proxy Card will be voted in favor of the proposals described and, in the discretion of such Proxies with respect to any other proposal that may properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional Proxies). A stockholder who signs and returns a Proxy Card in proper form will have the power to revoke it at any time before it is voted. A Proxy Card may be revoked by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date, or by appearing at the meeting and electing to vote in person. The Company's Bylaws provide that a majority of the shares entitled to vote, whether present in person or represented by Proxy Card, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

      The voting securities of the Company entitled to vote at the meeting consist of shares of Common Stock. Only stockholders of record at the close of business on May 16, 2003 are entitled to notice of, and to vote at, the Annual Meeting. On May 16, 2003, there were 15,000,000 shares of Common Stock issued and outstanding. Each stockholder shall have one vote for every share of Common Stock registered in his or her name on the record date for the meeting.


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

      Pursuant to the Bylaws and policies of the Company, in advance of the Annual Meeting of Stockholders, management will appoint an independent Inspector of Elections to supervise the voting of shares for the Annual Meeting. The Inspector will decide all questions respecting the qualification of voters, the validity of the Proxy Cards and the acceptance or rejection of votes. The Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

      The election of directors shall be determined by a plurality of votes cast, and except as otherwise provided by law or the Company's Certificate of Incorporation or Bylaws, all other matters shall be determined by a majority of the entitled to vote and present, in person or by proxy, at the meeting.

                      NOMINATION AND ELECTION OF DIRECTORS

      The Company currently has a seven-member Board of Directors. Directors are elected for one-year terms elected at each annual meeting of stockholders.

      The nominees are Ralph Beck, Jeff Adams, Max Engler, Ibrahim Ibrahim, Weston Marsh, K.J. Semikian, and Nidal Z. Zayed. Certain information with respect to their ages and background is set forth below. The Board of Directors recommends a vote "FOR" each of the nominees named above.

      Each nominee will hold office for a period of one year or until his term expires or until his successor is elected and qualified unless he resigns or his office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company.

      It is intended that votes pursuant to the Proxy Cards will be cast for the named nominees. The persons named in the accompanying form of Proxy Card will vote the shares represented thereby for the nominees. Management knows of no reason why any of these nominees should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the Proxy Cards will be voted for the election of such other person(s) for the office of director as the Board may recommend in the place of such nominee(s).

      If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected for the ensuing one-year term. Shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority or otherwise, i.e., broker non-votes, will be counted as present in determining if a quorum is present, but will have no effect on the vote for directors.

      Director                          Position                        Age            Director Since
------------------       ---------------------------------------           ---         -------------------
Nominees
Ralph Beck               Chairman of the Board and Director                64          Director since 1999
Jeff Adams               Director                                          60          Director since 1999
Max Engler               Director                                          53          Director since 1997
Ibrahim Ibrahim          Director                                          61          Director since 1999
Weston Marsh             Director                                          53          Director since 1999
K.J. Semikian            CEO, President and Director                       49          Director since 1995
Nidal Z. Zayed           Executive Vice President and Director             42          Director since 1998

      Telesource International, Inc. was incorporated in Delaware in 1994, and is the parent corporation for Commsource International, Inc. which was incorporated in Illinois in 1995, Telesource CNMI, Inc., which was incorporated in the Commonwealth of Northern Marianna Islands in 1996, and Telesource Fiji, Ltd. which was incorporated in Fiji in 2000. All dates for people listed in this Proxy Statement referring


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

to the dates of service with the Company include the periods in which they served for Telesource International, Inc.

Nominees

 Name and Age; Years
  Served as Director                        Principal Occupation for Past Five Years; Other Directorships
------------------------------------------------------------------------------------------------------------------------------------
Ralph Beck                            Mr. Beck is a principal of Global Construction Solutions, L.L.C. From 1994 to 1998, Mr. Beck
Age 64                                served as the President of Kajima Construction Services, Inc., a North American investment of
Chairman of the Board                 a global engineering and construction firm. From 1965 to 1994, Mr. Beck was with the Turner
Director since 1999                   Corporation, an international engineering and construction firm. Mr. Beck served as the chairman of the board for Turner Steiner International from 1987 to 1994, and as a senior vice president for Turner Corporation.

Khajadour Semikian                    Khajadour Semikian, President and Chief Executive Officer, joined Telesource International in
Age 49                                September 1996. From January 1986 to December 1996 Mr. Semikian was Assistant General Manager
Director Since 1995                   with Sayed Hamid Behbehani & Sons. Mr. Semikian has also served as a director for Computhink
                                      Incorporated since 1994, Telebond Insurance Corporation from 1998 through 2003 and Retsa
                                      Development Incorporated since 1998, and as President of Telebond Insurance Corporation from
                                      1998 through 2003.

Nidal Zayed                           Nidal Zayed, Executive Vice President, joined Telesource International in January 1996. He is
Age 42                                also engaged in the practice of law. He received a law degree from Loyola University School of
Director Since 1998                   Law in 1985 and a B.A. in Accounting from Loyola University of Chicago in 1982. He serves as
                                      Chairman for Computhink Incorporated and has been a director for Computhink since 1994.

Jeffery Adams                         Mr. Adams is an Electrical Engineer trained in the United Kingdom. From 1978 to 1986, Mr.
Age 60                                Adams served as the marketing director of Babcock Industries and Electrical Group of
Director Since 1999                   Companies. In 1986, Mr. Adams became an independent international sales marketing consultant.
                                      From 1987 to present, Mr. Adams is the general manager for Trafex Ltd., an engineering supplies company serving the Middle East.

Max Engler                            From 1988 to present Mr. Engler has been an independent Financial Consultant and is also on
Age 53                                the Board of Directors of various companies in Switzerland and abroad. From 1984 to 1988 Mr.
Director Since 1997                   Engler headed the Private Banking desk (Middle East and Far East) of Bank Leu as Vice
                                      President. He is a director of Computhink Incorporated, Belmoral S.A., Computhink Ltd.,
                                      Telesource International CNMI Inc., Retsa Development Inc., Golden Osprey Ltd., Computhink
                                      Technology Ltd., FSD Holdings PLC, Litra Holdings AG, Linos Finanz AG, Trafex Ltd., R.C.W.
                                      Enterprises S.A., Formvac S.A., Sanop AG, and Protea Beratungs-und Finanz AG.

Ibrahim M. Ibrahim                    Mr. Ibrahim has been Head of International Banking for Commercial Bank of Kuwait since 2001
Age 61                                and the Head of International Banking for The Gulf Bank K.S.C. in Kuwait from 1986 to 2001.
Director Since 1999                   Mr. Ibrahim served as the Vice President and Head of Credit and Marketing for the First
                                      National Bank of Chicago for the middle east region from 1984 to 1986 and he also served as the Vice President and General Manager of Continental Illinois Bahrain Branch from 1969 to
                                      1984. Mr. Ibrahim received his M.B.A. in International Business from De Paul University, his
                                      M.S. in Taxation and Islamic Law from the University of Alexandria and his B.A. in Accounting from the University of Alexandria.

Weston W. Marsh                       Mr. Marsh is a member of the law firm Freeborn and Peters. Prior to joining Freeborn and
Age 53                                Peters in September 1990, Mr. Marsh served as the Assistant General Counsel for the nation's
Director Since 1999                   seventh largest railroad. Mr. Marsh obtained his law degree from the University of Illinois, where he graduated with honors, Order of the Coif, and was associate editor of the Law Review.
                                      He received his B.A. from Yale University and an M.B.A. from the University of Chicago, where he graduated first in his class.
------------------------------------------------------------------------------------------------------------------------------------

                           COMPENSATION OF THE BOARD

      The Board discontinued paying fees to directors who are also officers of Telesource International for service as members of Telesource International's Board of Directors or any committee thereof in 2002. Each non-officer director received $20,000 as annual cash compensation for service on the Board of Directors for 2002. All directors are reimbursed for travel and other related expenses incurred in attending Board and committee meetings. Directors who are not employed by Telesource International are not eligible to participate in Telesource International's employee benefit plans but participate in the Telesource International 2000 Non-Employee Director Stock Option Plan that was adopted in 2000. Under the terms of the plan, the Company issues options to purchase shares of the Company's Common Stock at a price equal to the quoted market price on the date the option is granted. These options become eligible for exercise in installments of 33% at the end of each of the first three years.

                             COMMITTEES OF THE BOARD

      The Company has an Audit Committee, a Compensation Committee, and an Executive Committee.

                           Audit/ Compliance Committee

                              Max Engler, Chairman
                                   Jeff Adams
                                   Ralph Beck

      The Audit Committee of the Board of Directors is responsible for the review and oversight of the Company's performance with respect to its financial responsibilities and the integrity of the Company's accounting and reporting practices The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors. The Audit Committee consists entirely of non-employee directors. The Audit Committee held three meetings in 2002. Members of the Audit Committee do not receive any meeting fees or other compensation for their service on the Committee.

                             Compensation Committee

                                   Ralph Beck
                                   Jeff Adams
                                  Weston Marsh

      The Compensation Committee establishes rates of salary, bonuses, profit sharing contributions, grants of stock options, retirement and other compensation for all directors and officers of Telesource International and for such other people as the Board may designate. All of the members of this committee are "disinterested persons" under the provisions of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee's primary responsibility is to formulate and maintain the compensation program of the Company in order to develop, retain (and attract, when necessary) people important to the Company's performance. This committee specifically acts to evaluate the performance and set the total compensation for the executive officers of the Company, including the CEO, in accordance with the guidelines discussed below. This committee has delegated to the CEO the power to set compensation for the non-executive officers. The Compensation Committee met one time in 2002.

                               Executive Committee

                                   Max Engler
                                 Ibrahim Ibrahim
                                  K.J. Semikian

      The Executive Committee's responsibility is to review all large projects and long-term financing of long-term projects. Members of the Executive Committee do not receive any meeting fees or other compensation for their service on the Committee.

      During fiscal year 2002, the Board of Directors held three (3) meetings. All Directors attended at least 75% of the total number of meetings of the Board or any committee on which he or she served.

                             Audit Committee Report

      The Company, not the Audit Committee nor the independent auditor, is responsible for the preparation of its financial statements and its operating results and for the appropriate safekeeping of the Company's assets. The independent auditor's responsibility is to attest to the fair presentation of the financial statements. The independent auditor is accountable to the Board and the Audit Committee, and the Board and Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The role of the Audit Committee is to be satisfied that both the Company and the independent auditor discharge their respective responsibilities effectively.

      The Audit Committee held three meetings during fiscal 2002. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, the Company, and the Company's independent auditors, KPMG LLP. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits, and met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls.

      The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2002 with management and KPMG LLP.

      The Audit Committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

      The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Audit Committee their independence from the Company. When considering KPMG's independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to KPMG for audit and non-audit services.

      Based on its review and these meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K. The Audit Committee also recommended the selection of the Company's independent auditors, and, based on such recommendation, the Board has selected KPMG LLP as the Company's independent auditors for the fiscal year ended December 31, 2003.

Max Engler, Chairman
Jeff Adams
Ralph Beck

All Other Fees

      In addition to the fees described above, aggregate fees of $166,000 were billed by KPMG LLP during the year ended December 31, 2002, primarily for the following professional services:

            Audit-related services                           $152,000
            Income tax compliance and related tax services     14,000

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

      The following table contains information as of May 16, 2003 regarding the ownership of the Common Stock of the Company by: (i) all persons who, to the knowledge of the Company, were the beneficial owners of 5% or more of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the two other most highly compensated executive officers of the Company as of May 16, 2003, whose salary and bonus for the fiscal year ended exceeded $100,000, and
(iv) all executive officers and directors of the Company as a group:

                                                           Amount and Nature          Percent of
                                                             of Beneficial           Common Stock
                   Name                                      Ownership (1)          Outstanding (2)
--------------------------------------------               -----------------        ---------------
Sayed Hamid Behbehani & Sons, Co. W.L.L. (3)                    11,339,000               74.84%
K.J. Semikian                                                      200,000                1.32%
Max Engler(4)                                                       80,000                   *
Ibrahim Ibrahim(5)                                                  42,500                   *
Jeff Adams(6)                                                       31,000                   *
Ralph Beck(7)                                                       30,000                   *
Weston Marsh(8)                                                     30,000                   *
Nidal Z. Zayed                                                          --                   *
Bud Curley                                                              --                   *
All Executive Officers and Directors
    as a Group (9 Persons) (4-8)                                   413,500                2.73%

*     Less than 1%

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


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

(2) Calculated on the basis of 15,000,000 shares of Common Stock outstanding as of May 16, 2003, plus shares of Common Stock underlying options exercisable within 60 days of May 16, 2003 are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options.

(3) Includes 2,020,000 shares of Common Stock held by eight members of the Behbehani family or their affiliates.

(4) Max Engler serves as a director for Litra Holding AG. Litra Holding AG owns directly 495,000 shares of Telesource International's common stock. Based upon information provided to Telesource International, Telesource International does not consider these shares to be beneficially owned by Mr. Engler. Includes 30,000 shares of Common Stock which Mr. Engler has the right to acquire as of May 16, 2003 as a result of options vested and exercisable under the 2000 Non-Employees Director Stock Option Plan.

(5) Includes 30,000 shares of Common Stock which Mr. Ibrahim has the right to acquire as of May 16, 2003 as a result of options vested and exercisable under the 2000 Non-Employees Director Stock Option Plan.

(6) Includes 30,000 shares of Common Stock which Mr. Adams has the right to acquire as of May 16, 2003 as a result of options vested and exercisable under the 2000 Non-Employees Director Stock Option Plan.

(7) Includes 30,000 shares of Common Stock which Mr. Beck has the right to acquire as of May 16, 2003 as a result of options vested and exercisable under the 2000 Non-Employees Director Stock Option Plan.

(8) Includes 30,000 shares of Common Stock which Mr. Marsh has the right to acquire as of May 16, 2003 as a result of options vested and exercisable under the 2000 Non-Employees Director Stock Option Plan.

================================================================================

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation of Executive Officers

      The following table sets forth a summary of compensation as to the Chief Executive Officer and the two other most highly compensated executive officers as of December 31, 2002, whose salary exceeded $100,000 for the fiscal year ended December 31, 2002:

                           SUMMARY COMPENSATION TABLE

         Name and                                                              All Other Annual
    Principal Position                Year       Salary (1)        Bonus        Compensation(2)
--------------------------            ----       ----------       -------      ----------------
Khajadour Semikian                    2002       $ 285,458        $    --          $  50,458
 President and                        2001       $ 296,250        $    --          $  53,288
 Chief Executive Officer              2000       $ 270,000        $    --          $  44,688

Nidal Zayed                           2002       $ 125,000        $    --          $  25,191
 Executive Vice President             2001       $ 125,000        $    --          $  32,329
                                      2000       $ 125,000        $    --          $  19,285

Bud Curley                            2002       $ 162,814        $    --          $  23,387
 Vice President and                   2001       $ 161,635        $    --          $  16,598
 Chief Financial Officer              2000       $  97,885        $    --          $  10,000

(1) Includes salary paid by Telesource International, before any salary reduction for contributions to Telesource International's 401(k) Savings Plan.

(2) Telesource International paid director fees of $20,000 in 2001 and $20,000 in 2000 to Mr. Semikian and Mr. Zayed. Beginning in 2002, director fees were not paid to directors who were also employees. Telesource provided Mr. Semikian with housing in Saipan at a cost of $25,400 in 2000, $24,000 in 2001, and $36,000 in 2002.

      Telesource provided a vehicle to Mr. Semikian in Saipan at a cost of $8,400 in 2000, $8,400 in 2001, and $8,400 in 2002. Telesource provided
      Mr. Semikian with health insurance at a cost of $6,058 in 2002. Telesource provided a vehicle to Mr. Zayed at a cost of $5,988 in 2000, $8,350 in 2001, and $11,667 in 2002. Telesource provided Mr. Zayed with health insurance for him and his family at a cost of $13,524 in 2002. Telesource provided Mr. Curley with a car allowance of $10,000 in 2000, $10,000 in 2001, and $9.863 in 2002. Telesource provided Mr. Curley with health insurance for him and his family at a cost of $6,598 in 2001 and $13,524 in 2002.

      Telesource entered into an employment agreement with Khajadour Semikian in June 1999, Nidal Zayed in August 1999 and Bud Curley in April 2001. The term of the agreement with Mr. Semikian is from July 1, 1999 to July 2, 2003. Under the terms of the agreement, Mr. Semikian is required to devote his full time to the Company's business. The Company has agreed to pay him an annualized base salary of $220,000 during 1999 and 1998 increased to $270,000 during 2000 and to remain at $270,000 per year until July 1, 2003. The payment of cash bonuses to Mr. Semikian will be at the Board's discretion. The Company has agreed to provide Mr. Semikian with health insurance for him and his family. The term of the agreement with Mr. Zayed is from September 1, 1999 to July 2, 2003. Under the terms of the agreement, Mr. Zayed's responsibilities comprise serving as the number two operating officer accountable for the full range of operations. The Company has agreed to pay him an annualized base salary of $125,000 per year for the term of the agreement. The payment of cash bonuses to Mr. Zayed will be at the Board's discretion. The Company has also agreed to provide Mr. Zayed with health insurance for him and his family along with a company car. The term of the agreement with Mr. Curley is from April 1, 2001 to October 1, 2003, which has been renewed to October 1, 2004. Under the terms of the agreement, Mr. Curley is required to devote his full time to the Company's business. The Company has agreed to pay him an annualized base salary of $175,000. The payment of cash bonuses to Mr. Curley will be at the Board's discretion. The Company has agreed to provide Mr. Curley with health insurance for him and his family. The Company has agreed to provide Mr. Curley with a $10,000 per year car allowance for the term of this agreement.

================================================================================

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

      Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with.

                                PERFORMANCE GRAPH

      The following graph shows the change in the value since November 1, 2001 of $100 invested in (1) the common stock of Telesource International, Inc.; (2) the Standard & Poor's 500 Index; (3) the Dow Jones Heavy Construction Group Index; and (4) the Dow Jones US Utility Sector Index.

  Comparison of Cumulative Total Return Since Trading Inception on November 1, 2001 Among Telesource International, Inc., the S&P 500 Index, the Dow Jones
    Heavy Construction Group Index and the Dow Jones US Utility Sector Index

                              [LINE GRAPH OMITTED]

                                      11/01/01   12/31/01     12/31/02   3/31/03
                                      --------   --------     --------   -------
         Telesource                      100       177.78      122.67    133.33
         S&P 500                         100       105.90       81.16     78.24
         DJ Heavy Construction           100       105.84       87.97     93.89
         DJ US Utility                   100        98.63       74.37     71.01

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Company has appointed KPMG LLP to serve as independent accountants to audit the financial statements of the Company for fiscal 2003. KPMG LLP has acted in such capacity since its appointment for fiscal 2001. A representative of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if the representative desires and will be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast entitled to vote and present, in person or by proxy, at the meeting is required for approval of this proposal. Votes for and against, abstentions and "broker non-voter" will each be counted as present for purposes of determining a quorum. Neither abstention nor "broker non-voter" will be counted as having been cast affirmatively or negatively on the proposal.

      In the event that ratification by the stockholders of the appointment of KPMG LLP as the Company's independent accountants is not obtained, the Board of Directors will reconsider said appointment.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           A VOTE "FOR" THIS PROPOSAL.
                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT 2003 ANNUAL MEETING

      The rules promulgated by the SEC under the Securities Exchange Act of 1934 entitle a Company stockholder to require the Company to include the stockholder proposal in the Proxy materials distributed by the Company. However, those SEC rules do not require the Company to include in its Proxy materials any nomination for election to the Board (or any other office with the Company), impose other limitations on the content of a stockholder proposal, and also contain eligibility, timeliness, and other requirements (including the requirement that the proponent must have continuously held at least $2,000 in market value or 1% of the Company Common Stock for at least one year before the proposal is submitted by the proponent).

      To be considered as satisfying the timeliness requirement of the Company's Bylaw provisions and the SEC rules in connection with the Proxy materials to be distributed by the Company with respect to the 2003 Annual Meeting, stockholder proposals must be submitted to the Secretary of the Company at the Company's principal executive offices not later than March 31, 2003.

                           INCORPORATION BY REFERENCE

      Certain information required by Item 13(a) of Schedule 14A is incorporated by reference to the Company's 2002 Annual Report to Stockholders mailed on approximately May 28, 2003.

                             FORM 10-K ANNUAL REPORT

      Any stockholder who desires a copy of the Company's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary, Telesource International, Inc., 860 Parkview Blvd., Lombard, IL

                          TRANSACTION OF OTHER BUSINESS

      As of the date of this Proxy Statement, the only business which management intends to present or knows that others will present at the meeting has been included within this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy Card to vote the Proxy Card on such matters in accordance with their best judgment.

                                    By order of the Board of Directors,


                                    /S/ Jeff Karandjeff

                                    Jeff Karandjeff
                                    General Counsel and Secretary
Dated: May 28, 2003

================================================================================

[LOGO] Telesource           Telesource International, Inc.
                            Form of Proxy

THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED FOR THE ELECTION OF THE SEVEN NOMINEES AND FOR PROPOSAL 2.

Please mark your votes as indicated in this example |X|

                                                      FOR all         WITHHOLD
                                                     nominees        AUTHORITY
                                                   listed below     to vote for
                                                    (except as          all
     A vote FOR the following proposals is         marked to the      nominees
     recommended by the Board of Directors:          contrary)      listed below

1.    ELECTION OF DIRECTORS

      To elect Ralph Beck, Jeff Adams, Max              |_|             |_|
      Engler, Ibrahim Ibrahim, Weston Marsh,
      K.J. Semikian and Nidal Z. Zayed as
      directors to hold office for a one-year
      term and until their respective
      successors are elected and have
      qualified.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

Nominees: Ralph Beck, Jeff Adams, Max Engler, Ibrahim Ibrahim, Weston Marsh,
          K.J. Semikian and Nidal Z. Zayed

                                                        FOR   AGAINST    ABSTAIN

2.    To ratify the appointment of KPMG LLP as the      |_|     |_|        |_|
      Company's independent accountants for the fiscal year ending December 31, 2003.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR IN FAVOR OF PROPOSALS 1 AND 2, WHICH IS MADE BY THE COMPANY.

            Dated: ________________, 2003.     __________________ SHARES


                                    ____________________________________________
                                    Signature


_____________________________________________
       Signature (if held jointly)

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

                          -----------------------------

                     TELESOURCE INTERNATIONAL, INCORPORATED

                          -----------------------------

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED
                             PRIOR TO ITS EXERCISE.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED FROM THAT SHOWN ON FRONT, PLEASE CORRECT IN THE SPACE PROVIDED BELOW.

                                    ____________________________________________
                                    Name

                                    ____________________________________________
                                    New Address

                                    ____________________________________________
                                    City, State Zip Code, Country